EXHIBIT 32

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
DUPONT PHOTOMASKS, INC.

I, Marshall C. Turner, Chief Executive Officer of DuPont Photomasks, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the accompanying Quarterly Report on Form 10-Q (the “Report”) for the quarter ended December 31, 2004, as filed with the United States Securities and Exchange Commission, do hereby certify that to my knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company in respect of those items required to be described or presented in such Report under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

/s/ MARSHALL C. TURNER
Marshall C. Turner
Chief Executive Officer

Date: February 8, 2005

A signed original of this written statement required by Section 906 has been provided to DuPont Photomasks, Inc. and will be retained by DuPont Photomasks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

I, Satish Rishi, Chief Financial Officer of DuPont Photomasks, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the accompanying Quarterly Report on Form 10-Q (the “Report”) for the quarter ended December 31, 2004, as filed with the United States Securities and Exchange Commission, do hereby certify that to my knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company in respect of those items required to be described or presented in such Report under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

/s/ SATISH RISHI
Satish Rishi
Chief Financial Officer

Date: February 8, 2005

A signed original of this written statement required by Section 906 has been provided to DuPont Photomasks, Inc. and will be retained by DuPont Photomasks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.